The prospectus containing information for the American Express Platinum Variable Annuity(SM) filed electronically in Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-72777 on Form N-4, filed on or about April 27, 2000, is incorporated by reference.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       for
                  AMERICAN EXPRESS PLATINUM VARIABLE ANNUITYSM

                  AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT

                                   May 1, 2000

                           Revised as of July 21, 2000


American  Enterprise  Variable Annuity Account is a separate account established
and  maintained  by  American   Enterprise  Life  Insurance   Company  (American
Enterprise Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI which you can obtain from your sales representative, or by writing or calling us at the address or telephone number below. The prospectus is incorporated into this SAI by reference.



American Enterprise Life Insurance Company
829 AXP Financial Center
Minneapolis, MN  55474
800-333-3437

                                TABLE OF CONTENTS

Performance Information..................................................p.3

Calculating Annuity Payouts..............................................p.8

Rating Agencies..........................................................p.9

Principal Underwriter....................................................p.9

Independent Auditors.....................................................p.9

Financial Statements

PERFORMANCE INFORMATION

The subaccounts may quote various performance figures to illustrate past performance. We base total return and current yield quotations (if applicable) on standardized methods of computing performance as required by the Securities and Exchange Commission (SEC). An explanation of the methods used to compute performance follows below.

Average Annual Total Return

We will express quotations of average annual total return for the subaccounts in terms of the average annual compounded rate of return of a hypothetical investment in the contract over a period of one, five and 10 years (or, if less, up to the life of the subaccounts), calculated according to the following formula:

                                  P(1+T)n = ERV

where:            P   =    a hypothetical initial payment of $1,000
                  T   =    average annual total return
                  n   =    number of years
                ERV   =    Ending  Redeemable  Value of a hypothetical  $1,000
                           payment made at the beginning of the one-, five-, or 10-year (or other) period at the end of the one-, five-, or 10-year (or other) period (or fractional portion thereof)

We calculated the following performance figures on the basis of historical performance of each fund. We show actual performance from the date the subaccounts began investing in the funds. We also show performance from the commencement date of the funds as if the contract had existed at that time, which it did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.


                        Average Annual Total Return With Withdrawal For Period Ended Dec. 31, 1999

                                                     Performance since
                                                    commencement of the                 Performance since
                                                         subaccount                 commencement of the Fund**
Subaccount     Investing in:                                    Since                                        Since
                                                   1 Year    Commencement    1 Year    5 Year   10 Year   Commencement
                                                   ------    ------------    ------    ------   -------   ------------

               AXPSM VARIABLE PORTFOLIO -
ESI              Bond Fund (2/95;10/81)*           -9.68%         4.70%      -9.68%    3.86%     6.89%        8.69%
EMS              Cash Management Fund              -4.54          2.75       -4.54     2.53      3.12         4.84
                 (2/95;10/81)
EIA              Extra Income Fund (8/99;5/96)       --         -10.01      -11.88       --      --           1.05
EMG              Managed Fund (2/95;4/86)           3.28         15.03        3.28    14.70     12.30        10.94
EGD              New Dimensions Fund(R)            17.76         23.88       17.76       --      --          22.51
                 (10/97;5/96)
               AIM V.I.
ECA              Capital Appreciation Fund           --          30.62       37.23    21.85      --          20.11
                 (8/99;5/93)
EIN              International Equity Fund         28.02         18.39       28.02    16.50      --          14.35
                 (10/97;5/93)
EVA              Value Fund (10/97;5/93)           14.02         23.76       14.02    23.06      --          20.62

                Dreyfus Variable Investment
               FUNDs
EDS              Disciplined Stock Portfolio         --          -1.48        0.80       --      --          20.79
                 (8/99;5/96)
ECO              Small Company Stock Portfolio       --           6.33        7.50       --      --           6.63
                 (8/99;5/96)
ESR              The Dreyfus Socially                --           5.81       10.82    24.16      --          20.92
                 Responsible Growth Fund, Inc.
                 (8/99;10/93)

               OPPENHEIMER VARIABLE INVESTMENT
               FUNDS
EGS              Global Securities Fund VA           --          36.18       47.39    21.60      --          15.35
                 (8/99;11/90)
EGC              Main Street Growth & Income         --          -3.21        6.55      --       --          21.36
                 Fund VA (8/99;7/95)
EST              Strategic Bond Fund VA              --          -5.81       -8.31     4.86      --           3.98
                 (8/99;5/93)
               PUTNAM VARIABLE TRUST
EPG              Putnam VT Growth and Income      -17.16          4.38      -17.16    13.62     12.15        12.61
                 Fund - Class IB Shares
                 (10/98;2/88)***
EPI              Putnam VT International Growth      --          -3.97        0.78      --       --          13.08
                 and Income Fund - Class IB
                 Shares (8/99;1/97)***
EPT              Putnam VT Vista Fund - Class        --          43.09       48.42      --       --          28.96
                 IB Shares (8/99;1/97)***

               THE WRIGHT MANAGED BLUE CHIP
               SERIES TRUST
ECV              Catholic Values Equity              --          -9.11         --        --      --          -9.11
                 Investment Portfolio
                 (8/99;8/99)
EIB              International Blue Chip             --          15.39       16.38     8.96      --           6.17
                 Portfolio (8/99;1/94)
EBC              Selected Blue Chip Portfolio        --          -5.30       -1.71    13.09      --          10.52
                 (8/99;1/94)

*     (Commencement date of the subaccount; Commencement date of the fund)
** Current applicable charges deducted from fund performance include a $30 contract administrative charge, a 1.25% mortality and expense risk fee, a 0.15% variable account administrative charge and applicable withdrawal charges. Premium taxes are not reflected in these total returns.
***   Each of the above Funds' Class IB Shares commenced operations on April 30,
      1998. For periods prior to the inception of Class IB Shares, performance information for Class IB Shares is based upon performance of the Fund's
      Class IA Shares adjusted to reflect the fees paid by Class IB Shares, including a 12b-1 fee of 0.15%.



                       Average Annual Total Return Without Withdrawal For Period Ended Dec. 31, 1999

                                                     Performance since
                                                    commencement of the                 Performance since
                                                         subaccount                 commencement of the Fund**
Subaccount     Investing in:                                    Since                                       Since
                                                   1 Year    Commencement    1 Year    5 Year   10 Year Commencement
                                                   ------    ------------    ------    ------   ------- ------------

               AXPSM VARIABLE PORTFOLIO -
ESI              Bond Fund (2/95;10/81)*           -2.22          5.33       -2.22      4.70     6.89         8.69
EMS              Cash Management Fund               3.40          3.43        3.40      3.42     3.12         4.84
                 (2/95;10/81)
EIA              Extra Income Fund (8/99;5/96)       --          -2.58       -4.62       --      --           2.70
EMG              Managed Fund (2/95;4/86)          11.78         15.45       11.78     15.27    12.30        10.94
EGD              New Dimensions Fund(R)            26.26         26.17       26.26       --      --          23.46
                 (10/97;5/96)
               AIM V.I.
ECA              Capital Appreciation Fund           --          39.12       45.73     22.30     --          20.20
                 (8/99;5/93)
EIN              International Equity Fund         36.52         20.84       36.52     17.04     --          14.48
                 (10/97;5/93)
EVA              Value Fund (10/97;5/93)           22.52         26.05       22.52     23.49     --          20.71

               Dreyfus Variable Investment
               FUNDS
EDS              Disciplined Stock Portfolio         --           6.75        9.24       --      --          21.78
                 (8/99;5/96)
ECO              Small Company Stock Portfolio       --          14.83       16.00       --      --           8.04
                 (8/99;5/96)
ESR              The Dreyfus Socially                --          14.31       19.32     24.58     --          21.03
                 Responsible Growth Fund, Inc.
                 (8/99;10/93)

               OPPENHEIMER VARIABLE INVESTMENT
               FUNDS
EGS              Global Securities Fund VA           --          44.68       55.89     22.05     --          15.35
                 (8/99;11/90)
EGC              Main Street Growth & Income         --           4.85       15.05      --       --          21.85
                 Fund VA (8/99;7/95)
EST              Strategic Bond Fund VA              --           2.01       -0.72      5.67     --           4.21
                 (8/99;5/93)
               PUTNAM VARIABLE TRUST
EPG              Putnam VT Growth and Income      -10.39          9.61      -10.39     14.22    12.15        12.61
                 Fund - Class IB Shares
                 (10/98;2/88)***
EPI              Putnam VT International Growth      --           4.02        9.21      --       --          14.64
                 and Income Fund - Class IB
                 Shares (8/99;1/97)***
EPT              Putnam VT Vista Fund - Class        --          51.59       56.92      --       --          30.12
                 IB Shares (8/99;1/97)***

               THE WRIGHT MANAGED BLUE CHIP
               SERIES TRUST
ECV              Catholic Values Equity              --          -1.59         --        --      --          -1.59
                 Investment Portfolio
                 (8/99;8/99)
EIB              International Blue Chip             --          23.89       24.88      9.66     --           6.40
                 Portfolio (8/99;1/94)
EBC              Selected Blue Chip Portfolio        --           2.56        6.49     13.70     --          10.71
                 (8/99;1/94)

*    (Commencement date of the subaccount; Commencement date of the fund)
** Current applicable charges deducted from fund performance include a $30 contract administrative charge, a 1.25% mortality and expense risk fee and a 0.15% variable account administrative charge. Premium taxes are not reflected in these total returns.
***  Each of the above Funds' Class IB Shares commenced  operations on April 30,
     1998. For periods prior to the inception of Class IB Shares, performance information for Class IB Shares is based upon performance of the Fund's
     Class IA Shares adjusted to reflect the fees paid by Class IB Shares, including a 12b-1 fee of 0.15%.

Cumulative Total Return

Cumulative total return represents the cumulative change in value of an investment for a given period (reflecting change in a variable subaccount's accumulation unit value). We compute cumulative total return using the following formula:

                                     ERV - P
                                        P

where:        P = a hypothetical initial payment of $1,000
            ERV = Ending  Redeemable  Value of a  hypothetical  $1,000 payment made at the beginning of the one-, five-, or 10- year (or other) period at the end of the one-, five-, or 10- year (or other) period (or fractional portion thereof)

Total return figures reflect the deduction of the withdrawal charge which assumes you withdraw the entire contract value at the end of the one-, five- and 10- year periods (or, if less, up to the life of the variable subaccount).We also may show performance figures without the deduction of a withdrawal charge. In addition, all total return figures reflect the deduction of all other applicable charges including the contract administrative charge, the variable account administrative charge and the mortality and expense risk fee.

Calculation of Yield for Variable Subaccounts Investing in Money Market Funds

Annualized Simple Yield

For subaccounts investing in money market funds, we base quotations of simple yield on:

          (a) the change in the value of a hypothetical variable subaccount (exclusive of capital changes and income other than investment income) at the beginning of a particular seven-day period:

          (b) less, a pro rata share of the variable subaccount expenses accrued over the period;

          (c) dividing the difference by the value of the variable subaccount at the beginning of the period to obtain the base period return; and

          (d)  multiplying the base period return by 365/7.

The variable subaccount's value includes:

         o        any declared dividends;

         o the value of any shares purchased with dividends paid during the period; and

         o        any dividends declared for such shares.

It does not include:
         o        the effect of any applicable withdrawal charge; or

         o        any realized or unrealized gains or losses.

Annualized Compound Yield

We calculate compound yield using the base period return described above, which we then compound according to the following formula:

Compound Yield = [(Base Period Return + 1)365/7] - 1

You must consider (when comparing an investment in subaccounts investing in money market funds with fixed annuities) that fixed annuities often provide an agreed-to or guaranteed yield for a stated period of time, whereas the subaccount's yield fluctuates. In comparing the yield of the subaccount to a money market fund, you should consider the different services that the contract provides.

Annualized Yields Based on the Seven-Day Period Ending Dec. 31, 1999
Subaccount        Investing In                                            Simple Yield      Compound Yield
EMS               AXPSM Variable Portfolio - Cash Management Fund              4.45%             4.55%


Annualized Yield for Subaccounts Investing in Income Funds

For the subaccounts investing in income funds, we base quotations of yield on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and compute it by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period according to the following formula:

                            YIELD = 2[a-b + 1)6 - 1]
                                      cd

   where: a = dividends and investment income earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends
             d = the maximum offering price per accumulation unit on the last day of the period

The subaccount earns yield from the increase in the net asset value of shares of the fund in which it invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund in which the variable subaccount invests.

Annualized Yield Based on 30-Day Period Ended Dec. 31, 1999

Subaccount       Investing In                                          Yield
ESI              AXPSM Variable Portfolio - Bond Fund                   7.52%
EIA              AXPSM Variable Portfolio - Extra Income Fund          15.35


Independent rating or statistical services or publishers or publications such as those listed below may quote subaccount performance, compare it to rankings, yields or returns, or use it in variable annuity accumulation or settlement illustrations they publish or prepare:

         The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily,
         Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News & World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

CALCULATING ANNUITY PAYOUTS

The Variable Account

We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout: To compute your first monthly payment, we:

o determine the dollar value of your annuity on the valuation date and then deduct any applicable premium tax; then

o apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying fund.

Subsequent Payouts: To compute later payouts, we multiply:

o    the annuity unit value on the valuation date; by

o    the fixed number of annuity units credited to you.

Annuity Unit Values: We originally set this value at $1 for each subaccount. To calculate later value we multiply the last annuity value by the product of:

o    the net investment factor; and

o    the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed investment rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

Net Investment Factor
We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per-share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a variable subaccount.

The Fixed Account

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

o take the value of your fixed account at the retirement date or the date you have selected to begin receiving your annuity payouts; then

o using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.

RATING AGENCIES

The following chart reflects the ratings given to us by independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the variable subaccounts of the annuity. This information relates only to the fixed account and reflects our ability to make annuity payouts and to pay death benefits and other distributions from the contract.

             Rating agency                          Rating

               A.M. Best                              A+
                                                  (Superior)

             Duff & Phelps                           AAA

                Moody's                              Aa2

PRINCIPAL UNDERWRITER

The principal underwriter for the contract is American Express Financial Advisors Inc. (AEFA) which offers the contract on a continuous basis.

The contract is new as of 1999, and therefore, we do not have three years of history for withdrawal charges received or commissions paid.

INDEPENDENT AUDITORS

The financial statements appearing in this Statement of Additional Information have been audited by Ernst & Young LLP (1400 Pillsbury Center, 200 South Sixth Street, Minneapolis, MN 55402), independent auditors, as stated in their report appearing herein.

FINANCIAL STATEMENTS

American Enterprise Variable Annuity Account - American Express Platinum Variable Annuity(SM)

Annual Financial Information

Report of Independent Auditors

The Board of Directors
American Enterprise Life Insurance Company

We have audited the individual and combined statements of net assets of the segregated asset subaccounts of American Enterprise Variable Annuity Account (comprised of subaccounts ESI, EMS, EIA, EMG, EGD, ECA, EIN, EVA, EDS, ECO, ESR, EGS, EGC, EST, EPG, EPI, EPT, ECV, EIB and EBC) as of December 31, 1999, and the related statements of operations and the statements of changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of American Enterprise Variable Annuity Account (as described above) at December 31, 1999, and the individual and combined results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Ernst & Young LLP
Minneapolis, Minnesota
March 17, 2000

American  Enterprise  Variable  Annuity  Account --  American  Express  Platinum
Variable Annuity(SM)

Statements of Net Assets
December 31, 1999
                                                                                Segregated Asset Subaccounts
Assets                                                    ESI            EMS            EIA               EMG               EGD
Investments in shares of mutual funds and
portfolios:
  at cost                                           $ 11,651,363    $ 1,110,118        $ 6,759      $ 11,427,222       $ 2,802,524
                                                    ------------    -----------        -------      ------------       -----------
  at market value                                   $ 10,828,713    $ 1,110,117        $ 6,752      $ 12,406,820       $ 3,689,151
Dividends receivable                                      66,241          5,329          1,078                --                --
Accounts receivable from American Enterprise Life
for contract purchase payments                                --             --             --                --
Receivable from mutual funds and portfolios for
share redemptions                                             --             --             --                --                --
                                                          ------         ------          -----           -------            ------
Total assets                                          10,894,954      1,115,446          7,830        12,406,820         3,689,151
                                                      ==========      =========          =====        ==========         =========

Liabilities
Payable to American Enterprise Life for:
  Mortality and expense risk fee                          11,459          1,274             93            13,107             3,694
  Issue and adminstrative fee                              1,375            153             11             1,573               443
  Contract terminations                                   61,819             --             --             1,945               401
Payable to mutual funds and portfolios for
investments purchased                                         --             --             --                --                --
                                                           -----           ----            ---              ----              ----
Total liabilities                                         74,653          1,427            104            16,625             4,538
                                                          ------          -----            ---            ------             -----
Net assets applicable to contracts in accumulation
period                                                10,817,495      1,114,004          7,726        12,385,565         3,684,613
Net assets applicable to contracts in payment
period                                                     2,806             15             --             4,630                --
                                                           -----             --          -----             -----           -------
Total net assets                                    $ 10,820,301    $ 1,114,019        $ 7,726      $ 12,390,195       $ 3,684,613
                                                    ============    ===========        =======      ============       ===========
Accumulation units outstanding                         8,126,599        941,161          7,716         5,985,403         2,140,748
                                                       =========        =======          =====         =========         =========
Net asset value per accumulation unit                     $ 1.33         $ 1.18         $ 1.00            $ 2.07            $ 1.72
                                                          ======         ======         ======            ======            ======


Assets                                                     ECA           EIN            EVA               EDS               ECO
Investments in shares of mutual funds and
portfolios:
  at cost                                               $ 71,183    $ 3,948,719    $ 8,003,320         $ 148,475           $ 1,041
                                                        --------    -----------    -----------         ---------           -------
  at market value                                       $ 80,940    $ 5,453,385    $ 9,698,008         $ 151,986           $ 1,147
Dividends receivable                                          --             --             --               527                --
Accounts receivable from American Enterprise Life
for contract purchase payments                             1,931             --             --                --
Receivable from mutual funds and portfolios for
share redemptions                                             70          6,461         27,675                61                 1
                                                              --          -----         ------                --                 -
Total assets                                              81,010      5,461,777      9,725,683           152,574             1,148
                                                          ======      =========      =========           =======             =====

Liabilities
Payable to American Enterprise Life for:
  Mortality and expense risk fee                              63          5,769         10,001                55                --
  Issue and adminstrative fee                                  7            692          1,200                 6                 1
  Contract terminations                                       --             --         16,474                --                --
Payable to mutual funds and portfolios for
investments purchased                                         --          1,931             --               527                --
                                                              --          -----          -----               ---                --
Total liabilities                                             70          8,392         27,675               588                 1
                                                              --          -----         ------               ---                 -
Net assets applicable to contracts in accumulation
period                                                    80,940      5,453,385      9,698,008           151,986             1,147
Net assets applicable to contracts in payment
period                                                        --             --             --                --                --
                                                            ----         ------         ------              ----              ----
Total net assets                                        $ 80,940    $ 5,453,385    $ 9,698,008         $ 151,986           $ 1,147
                                                        ========    ===========    ===========         =========           =======
Accumulation units outstanding                            56,612      3,074,254      5,637,595           134,584             1,007
                                                          ======      =========      =========           =======             =====
Net asset value per accumulation unit                     $ 1.43         $ 1.77         $ 1.72            $ 1.13            $ 1.14
                                                          ======         ======         ======            ======            ======


Assets                                                     ESR           EGS            EGC               EST               EPG
Investments in shares of mutual funds and
portfolios:
  at cost                                              $ 149,389        $ 1,042       $ 36,348          $ 45,408       $ 5,335,763
                                                       ---------        -------       --------          --------       -----------
  at market value                                      $ 151,441        $ 1,406       $ 37,309          $ 45,522       $ 5,082,976
Dividends receivable                                          --             --             --                --                --
Accounts receivable from American Enterprise Life
for contract purchase payments                                --             --             --            21,459
Receivable from mutual funds and portfolios for
share redemptions                                             68              2             12                17             5,781
                                                              --              -             --                --             -----
Total assets                                             151,509          1,408         37,321            45,539         5,110,216
                                                         =======          =====         ======            ======         =========

Liabilities
Payable to American Enterprise Life for:
  Mortality and expense risk fee                              61              2             11                15             5,162
  Issue and adminstrative fee                                  7             --              1                 2               619
  Contract terminations                                       --             --             --                --                --
Payable to mutual funds and portfolios for
investments purchased                                         --             --             --                --            21,459
                                                             ---            ---            ---               ---            ------
Total liabilities                                             68              2             12                17            27,240
                                                              --              -             --                --            ------
Net assets applicable to contracts in accumulation
period                                                   151,441          1,406         37,309            45,522         5,082,976
Net assets applicable to contracts in payment
period                                                        --             --             --                --                --
                                                          ------          -----           ----             -----              ----
Total net assets                                       $ 151,441        $ 1,406       $ 37,309          $ 45,522       $ 5,082,976
                                                       =========        =======       ========          ========       ===========
Accumulation units outstanding                           123,239            979         33,766            43,929         4,302,357
                                                         =======            ===         ======            ======         =========
Net asset value per accumulation unit                     $ 1.23         $ 1.44         $ 1.10            $ 1.04            $ 1.18
                                                          ======         ======         ======            ======            ======


Assets                                                      EPI           EPT            ECV               EIB               EBC
Investments in shares of mutual funds and
portfolios:
  at cost                                                $ 6,942        $ 1,137        $ 1,045           $ 1,042           $ 1,033
                                                         -------        -------        -------           -------           -------
  at market value                                        $ 7,103        $ 1,414        $ 1,042           $ 1,377           $ 1,090
Dividends receivable                                          --             --             --                --                --
Accounts receivable from American Enterprise Life
for contract purchase payments                                --             --             --                --            23,390
Receivable from mutual funds and portfolios for
share redemptions                                              5              2              1                 2                 1
                                                               -              -              -                 -                 -
Total assets                                               7,108          1,416          1,043             1,379             1,091
                                                           =====          =====          =====             =====             =====

Liabilities
Payable to American Enterprise Life for:
  Mortality and expense risk fee                               4              2              1                 2                 1
  Issue and adminstrative fee                                  1             --             --                --                --
  Contract terminations                                       --             --             --                --                --
Payable to mutual funds and portfolios for
investments purchased                                         --             --             --                --                --
                                                             ---            ---            ---               ---               ---
Total liabilities                                              5              2              1                 2                 1
                                                               -              -              -                 -                 -
Net assets applicable to contracts in accumulation
period                                                     7,103          1,414          1,042             1,377             1,090
Net assets applicable to contracts in payment
period                                                        --             --             --                --                --
                                                            ----           ----           ----              ----              ----
Total net assets                                         $ 7,103        $ 1,414        $ 1,042           $ 1,377           $ 1,090
                                                         =======        =======        =======           =======           =======
Accumulation units outstanding                             6,583            955          1,050             1,008               985
                                                           =====            ===          =====             =====               ===
Net asset value per accumulation unit                     $ 1.08         $ 1.48         $ 0.99            $ 1.37            $ 1.11
                                                          ======         ======         ======            ======            ======


                                                      Combined
                                                      Variable
Assets                                                 Account
Investments in shares of mutual funds and
portfolios:
  at cost                                           $ 44,749,873
                                                    ------------
  at market value                                   $ 48,757,699
Dividends receivable                                      73,175
Accounts receivable from American Enterprise Life
for contract purchase payments
Receivable from mutual funds and portfolios for
share redemptions                                         40,159
                                                          ------
Total assets                                          48,894,423
                                                      ==========

Liabilities
Payable to American Enterprise Life for:
  Mortality and expense risk fee                          50,776
  Issue and adminstrative fee                              6,091
  Contract terminations                                   80,639
Payable to mutual funds and portfolios for
investments purchased                                     23,917
                                                          ------
Total liabilities                                        161,423
                                                         -------
Net assets applicable to contracts in accumulation
period                                                48,725,549
Net assets applicable to contracts in payment
period                                                     7,451
                                                           -----
Total net assets                                    $ 48,733,000
                                                    ============

See accompanying notes to financial statements.

American Enterprise Variable Annuity Account -- American Express Platinum Variable AnnuitySM

Statements of Operations
Period ended December 31, 1999

                                                                                         Segregated Asset Subaccounts
Investment income                                                   ESI            EMS          EIA1           EMG           EGD
Dividend income from mutual funds and portfolios                $ 639,680       $ 49,468       $ 1,149     $ 773,979      $ 32,955
                                                                ---------       --------       -------     ---------      --------
Expenses:
Mortality and expense risk fee                                    116,344         13,300           103       128,811        29,409
Administrative charge                                              13,961          1,596            12        15,458         3,529
                                                                   ------          -----            --        ------         -----
Total expenses                                                    130,305         14,896           115       144,269        32,938
                                                                  -------         ------           ---       -------        ------
Investment income (loss) - net                                    509,375         34,572         1,034       629,710            17
                                                                  =======         ======         =====       =======            ==

Realized and unrealized gain (loss) on investments - net
Realized gain (loss) on sales of investments in
mutual funds and portfolios:
  Proceeds from sales                                             519,183      3,469,740       351,891       674,233       141,571
  Cost of investments sold                                        557,599      3,469,746       352,546       642,429       116,987
                                                                  -------      ---------       -------       -------       -------
Net realized gain (loss) on investments                           (38,416)            (6)         (655)       31,804        24,584
Net change in unrealized appreciation or
depreciation of investme                                         (431,444)            (4)           (7)      705,266       694,325
                                                                 --------             --            --       -------       -------
Net gain (loss) on investments                                   (469,860)           (10)         (662)      737,070       718,909
                                                                 --------            ---          ----       -------       -------
Net increase (decrease) in net assets resulting
from operations                                                  $ 39,515       $ 34,562         $ 372   $ 1,366,780     $ 718,926
                                                                 ========       ========         =====   ===========     =========

1For the period Aug. 26, 1999 (commencement of operations) to Dec. 31, 1999.


Investment income                                                   ECA1           EIN           EVA           EDS1           ECO1
Dividend income from mutual funds and portfolios                  $ 1,195      $ 181,816     $ 154,339         $ 527           $--
                                                                  -------      ---------     ---------         -----           ---
Expenses:
Mortality and expense risk fee                                        105         26,572        67,218            57             3
Administrative charge                                                  12          3,189         8,066             7            --
                                                                       --          -----         -----             -
Total expenses                                                        117         29,761        75,284            64             3
                                                                      ---         ------        ------            --             -
Investment income (loss) - net                                      1,078        152,055        79,055           463            (3)
                                                                    =====        =======        ======           ===            ==

Realized and unrealized gain (loss) on investments - net
Realized gain (loss) on sales of investments in
mutual funds and portfolios:
  Proceeds from sales                                                 175        175,359       136,790             4             6
  Cost of investments sold                                            157        148,764       119,888             4             6
                                                                      ---        -------       -------             -             -
Net realized gain (loss) on investments                                18         26,595        16,902            --            --
Net change in unrealized appreciation or
depreciation of investments                                         9,757      1,481,886     1,432,915         3,511           106
                                                                    -----      ---------     ---------         -----           ---
Net gain (loss) on investments                                      9,775      1,508,481     1,449,817         3,511           106
                                                                    -----      ---------     ---------         -----           ---
Net increase (decrease) in net assets resulting
from operations                                                  $ 10,853    $ 1,660,536   $ 1,528,872       $ 3,974         $ 103
                                                                 ========    ===========   ===========       =======         =====

1For the period Aug. 26, 1999 (commencement of operations) to Dec. 31, 1999.


Investment income                                                    ESR1           EGS1          EGC1          EST1          EPG
Dividend income from mutual funds and portfolios                  $ 4,928            $--           $--           $--     $ 116,237
                                                                  -------            -             -             -       ---------
Expenses:
Mortality and expense risk fee                                         65              1            14            19        33,684
Administrative charge                                                   7              1             1             2         4,042
                                                                        -              -             -             -         -----
Total expenses                                                         72              2            15            21        37,726
                                                                       --              -            --            --        ------
Investment income (loss) - net                                      4,856             (2)          (15)          (21)       78,511
                                                                    =====             ==           ===           ===        ======

Realized and unrealized gain (loss) on investments - net
Realized gain (loss) on sales of investments in
mutual funds and portfolios:
  Proceeds from sales                                                  71              6            15            21       194,641
  Cost of investments sold                                             70              5            15            21       200,699
                                                                       --              -            --            --       -------
Net realized gain (loss) on investments                                 1              1            --            --        (6,058)
Net change in unrealized appreciation or
depreciation of investments                                         2,052            364           961           114      (265,626)
                                                                    -----            ---           ---           ---      --------
Net gain (loss) on investments                                      2,053            365           961           114      (271,684)
                                                                    -----            ---           ---           ---      --------
Net increase (decrease) in net assets resulting from operations   $ 6,909          $ 363         $ 946          $ 93    $ (193,173)
                                                                  =======          =====         =====          ====    ==========

1For the period Aug. 26, 1999 (commencement of operations) to Dec. 31, 1999.



Investment income                                                     EPI1           EPT1          ECV1          EIB1          EBC1
Dividend income from mutual funds and portfolios                      $--          $ 103           $--           $--           $--
Expenses:
Mortality and expense risk fee                                          8              7             5             6             5
Administrative charge                                                   1             --            --            --            --
                                                                        -            ---           ---           ---           ---
Total expenses                                                          9              7             5             6             5
                                                                        -              -             -             -             -
Investment income (loss) - net                                         (9)            96            (5)           (6)           (5)
                                                                       ==             ==            ==            ==            ==

Realized and unrealized gain (loss) on investments - net
Realized gain (loss) on sales of investments in
mutual funds and portfolios:
  Proceeds from sales                                                   9              6             5             6             5
  Cost of investments sold                                              9              5             5             5             5
                                                                        -              -             -             -             -
Net realized gain (loss) on investments                                --              1            --             1            --
Net change in unrealized appreciation or
depreciation of investments                                           161            277            (3)          335            57
                                                                      ---            ---            --           ---            --
Net gain (loss) on investments                                        161            278            (3)          336            57
                                                                      ---            ---            --           ---            --
Net increase (decrease) in net assets resulting
from operations                                                     $ 152          $ 374          $ (8)        $ 330          $ 52
                                                                    =====          =====          ====         =====          ====

1For the period Aug. 26, 1999 (commencement of operations) to Dec. 31, 1999.


                                                                Combined
                                                                Variable
Investment income                                               Account
Dividend income from mutual funds and portfolios              $ 1,956,376
                                                              -----------
Expenses:
Mortality and expense risk fee                                    415,736
Administrative charge                                              49,884
                                                                   ------
Total expenses                                                    465,620
                                                                  -------
Investment income (loss) - net                                  1,490,756
                                                                =========

Realized and unrealized gain (loss) on investments - net
Realized gain (loss) on sales of investments in
mutual funds and portfolios:
  Proceeds from sales                                           5,663,737
  Cost of investments sold                                      5,608,965
                                                                ---------
Net realized gain (loss) on investments                            54,772
Net change in unrealized appreciation or
depreciation of investments                                     3,635,003
                                                                ---------
Net gain (loss) on investments                                  3,689,775
                                                                ---------
Net increase (decrease) in net assets resulting
from operations                                               $ 5,180,531
                                                              ===========

See accompanying notes to financial statements.

American  Enterprise  Variable  Annuity  Account --  American  Express  Platinum
Variable Annuity(SM)

Statements of Changes in Net Assets
Period ended December 31, 1999

                                                                                  Segregated Asset Subaccounts
Operations                                                     ESI              EMS          EIA1             EMG            EGD
Investment income (loss) - net                             $ 509,375         $ 34,572       $ 1,034       $ 629,710           $ 17
Net realized gain (loss) on investments                      (38,416)              (6)         (655)         31,804         24,584
Net change in unrealized appreciation or
depreciation of investments                                 (431,444)              (4)           (7)        705,266        694,325
                                                            --------               --            --         -------        -------
Net increase (decrease) in net assets resulting
from operations                                               39,515           34,562           372       1,366,780        718,926
                                                              ======           ======           ===       =========        =======

Contract transactions
Contract purchase payments                                 2,364,485          327,820         5,191       1,698,764      1,253,933
Net transfers2                                             1,661,343          920,070         2,163       1,651,501        409,913
Annuity payments                                                (143)              --            --            (257)            --
Contract terminations:
  Surrender benefits and contract charges                   (643,436)      (1,027,233)           --        (777,693)      (132,862)
  Death benefits                                            (155,072)              --            --        (113,085)       (30,780)
                                                            --------                                       --------        -------
Increase (decrease) from contract transactions             3,227,177          220,657         7,354       2,459,230      1,500,204
                                                           ---------          -------         -----       ---------      ---------
Net assets at beginning of year                            7,553,609          858,800            --       8,564,185      1,465,483
                                                           ---------          -------                     ---------      ---------
Net assets at end of year                               $ 10,820,301      $ 1,114,019       $ 7,726    $ 12,390,195    $ 3,684,613
                                                        ============      ===========       =======    ============    ===========

Accumulation unit activity
Units outstanding at beginning of year                     5,688,915          749,301            --       4,684,466      1,108,323
Contract purchase payments                                 1,802,413          279,813         5,303         906,505        882,440
Net transfers2                                             1,255,338          788,973         2,413         874,349        288,019
Contract terminations:
  Surrender benefits and contract charges                   (503,166)        (876,926)           --        (420,370)      (117,217)
  Death benefits                                            (116,901)              --            --         (59,547)       (20,817)
                                                            --------                                        -------        -------
Units outstanding at end of year                           8,126,599          941,161         7,716       5,985,403      2,140,748
                                                           =========          =======         =====       =========      =========

1For the period Aug. 26, 1999 (commencement of operations) to Dec. 31, 1999.
2Includes  transfer activity from (to) other subaccounts and transfers from (to)
American Enterprise Life's fixed account.


Operations                                                      ECA1            EIN           EVA             EDS1           ECO1
Investment income (loss) - net                               $ 1,078        $ 152,055      $ 79,055           $ 463           $ (3)
Net realized gain (loss) on investments                           18           26,595        16,902              --             --
Net change in unrealized appreciation or
depreciation of investments                                    9,757        1,481,886     1,432,915           3,511            106
                                                               -----        ---------     ---------           -----            ---
Net increase (decrease) in net assets resulting
from operations                                               10,853        1,660,536     1,528,872           3,974            103
                                                              ======        =========     =========           =====            ===

Contract transactions
Contract purchase payments                                    63,183          758,332     3,650,384         142,702          1,045
Net transfers2                                                 6,962        2,229,314     2,416,621           5,310             (1)
Annuity payments                                                  --               --            --              --             --
Contract terminations:
  Surrender benefits and contract charges                        (58)        (166,663)     (259,654)             --             --
  Death benefits                                                  --          (32,329)      (27,190)             --             --
                                                                ----          -------       -------            ----           ----
Increase (decrease) from contract transactions                70,087        2,788,654     5,780,161         148,012          1,044
                                                              ------        ---------     ---------         -------          -----
Net assets at beginning of year                                   --        1,004,195     2,388,975              --             --
                                                                ----        ---------     ---------            ----           ----
Net assets at end of year                                   $ 80,940      $ 5,453,385   $ 9,698,008       $ 151,986        $ 1,147
                                                            ========      ===========   ===========       =========        =======

Accumulation unit activity
Units outstanding at beginning of year                            --          865,556     1,778,901              --             --
Contract purchase payments                                    51,342          631,584     2,548,626         127,388          1,007
Net transfers2                                                 5,312        1,736,653     1,606,765           7,196             --
Contract terminations:
  Surrender benefits and contract charges                        (42)        (135,134)     (278,884)             --             --
  Death benefits                                                  --          (24,405)      (17,813)             --             --
                                                                ----          -------       -------            ----           ----
Units outstanding at end of year                              56,612        3,074,254     5,637,595         134,584          1,007
                                                              ======        =========     =========         =======          =====

1For the period Aug. 26, 1999 (commencement of operations) to Dec. 31, 1999.
2Includes  transfer activity from (to) other subaccounts and transfers from (to)
American Enterprise Life's fixed account.


Operations                                                     ESR1             EGS1          EGC1            EST1           EPG
Investment income (loss) - net                               $ 4,856             $ (2)        $ (15)          $ (21)      $ 78,511
Net realized gain (loss) on investments                            1                1            --              --         (6,058)
Net change in unrealized appreciation or
depreciation of investments                                    2,052              364           961             114       (265,626)
                                                               -----              ---           ---             ---       --------
Net increase (decrease) in net assets resulting
from operations                                                6,909              363           946              93       (193,173)
                                                               =====              ===           ===              ==       ========

Contract transactions
Contract purchase payments                                   143,947            1,043        32,328          45,429      2,903,937
Net transfers2                                                   585               --         4,035              --      2,189,715
Annuity payments                                                  --               --            --              --             --
Contract terminations:
  Surrender benefits and contract charges                         --               --            --              --        (79,588)
  Death benefits                                                  --               --            --              --        (20,046)
                                                                ----             ----          ----            ----        -------
Increase (decrease) from contract transactions               144,532            1,043        36,363          45,429      4,994,018
                                                             -------            -----        ------          ------      ---------
Net assets at beginning of year                                   --               --            --              --        282,131
                                                                ----             ----          ----            ----        -------
Net assets at end of year                                  $ 151,441          $ 1,406      $ 37,309        $ 45,522    $ 5,082,976
                                                           =========          =======      ========        ========    ===========

Accumulation unit activity
Units outstanding at beginning of year                            --               --            --              --        238,893
Contract purchase payments                                   119,943              979        30,096          43,929      2,446,691
Net transfers2                                                 3,296               --         3,671              --      1,788,367
Contract terminations:
  Surrender benefits and contract charges                         --               --            --              --       (155,678)
  Death benefits                                                  --               --            --              --        (15,916)
                                                                ----              ---          ----            ----        -------
Units outstanding at end of year                             123,239              979        33,766          43,929      4,302,357
                                                             =======              ===        ======          ======      =========

1For the period Aug. 26, 1999 (commencement of operations) to Dec. 31, 1999.
2Includes  transfer activity from (to) other subaccounts and transfers from (to)
American Enterprise Life's fixed account.


Operations                                                      EPI1             EPT1          ECV1            EIB1           EBC1
Investment income (loss) - net                                  $ (9)            $ 96          $ (5)           $ (6)          $ (5)
Net realized gain (loss) on investments                           --                1            --               1             --
Net change in unrealized appreciation or
depreciation of investments                                      161              277            (3)            335             57
                                                                 ---              ---            --             ---             --
Net increase (decrease) in net assets resulting
from operations                                                  152              374            (8)            330             52
                                                                 ===              ===            ==             ===             ==

Contract transactions
Contract purchase payments                                     6,951            1,040         1,050           1,047          1,038
Net transfers2                                                    --               --            --              --             --
Annuity payments                                                  --               --            --              --             --
Contract terminations:
  Surrender benefits and contract charges                         --               --            --              --             --
  Death benefits                                                  --               --            --              --             --
                                                                ----             ----          ----            ----           ----
Increase (decrease) from contract transactions                 6,951            1,040         1,050           1,047          1,038
                                                               -----            -----         -----           -----          -----
Net assets at beginning of year                                   --               --            --              --             --
                                                                ----             ----          ----            ----           ----
Net assets at end of year                                    $ 7,103          $ 1,414       $ 1,042         $ 1,377        $ 1,090
                                                             =======          =======       =======         =======        =======

Accumulation unit activity
Units outstanding at beginning of year                            --               --            --              --             --
Contract purchase payments                                     6,583              955         1,050           1,008            985
Net transfers2                                                    --               --            --              --             --
Contract terminations:
  Surrender benefits and contract charges                         --               --            --              --             --
  Death benefits                                                  --               --            --              --             --
                                                                ----              ---          ----            ----            ---
Units outstanding at end of year                               6,583              955         1,050           1,008            985
                                                               =====              ===         =====           =====            ===

1For the period Aug. 26, 1999 (commencement of operations) to Dec. 31, 1999.
2Includes  transfer activity from (to) other subaccounts and transfers from (to)
American Enterprise Life's fixed account.


                                                           Combined
                                                           Variable
Operations                                                  Account
Investment income (loss) - net                           $ 1,490,756
Net realized gain (loss) on investments                       54,772
Net change in unrealized appreciation or
depreciation of investments                                3,635,003
                                                           ---------
Net increase (decrease) in net assets resulting
from operations                                            5,180,531
                                                           =========

Contract transactions
Contract purchase payments                                13,403,649
Net transfers2                                            11,497,531
Annuity payments                                                (400)
Contract terminations:
  Surrender benefits and contract charges                 (3,087,187)
  Death benefits                                            (378,502)
                                                            --------
Increase (decrease) from contract transactions            21,435,091
                                                          ----------
Net assets at beginning of year                           22,117,378
                                                          ----------
Net assets at end of year                               $ 48,733,000
                                                        ============

1For the period Aug. 26, 1999 (commencement of operations) to Dec. 31, 1999.
2Includes  transfer activity from (to) other subaccounts and transfers from (to)
American Enterprise Life's fixed account.

See accompanying notes to financial statements.

American  Enterprise  Variable  Annuity  Account --  American  Express  Platinum
Variable Annuity(SM)

Statements of Changes in Net Assets
Period ended December 31, 1998
                                                                         Segregated Asset Subaccounts
Operations                                             ESI            EMS            EMG            EGD            EIN
Investment income (loss) - net                     $ 338,547       $ 21,695      $ 794,837       $ (4,574)         $ 588
Net realized gain (loss) on investments               (2,867)             1          6,346            758           (596)
Net change in unrealized appreciation or
depreciation of investments                         (378,318)             3         55,365        190,924         23,090
                                                    --------              -         ------        -------         ------
Net increase (decrease) in net assets
resulting from operations                            (42,638)        21,699        856,548        187,108         23,082
                                                     =======         ======        =======        =======         ======

Contract transactions
Contract purchase payments                         4,304,628        691,275      3,376,704      1,111,110        871,262
Net transfers2                                       243,040        (85,043)       (21,220)       126,930         73,375
Annuity payments                                         (74)            --           (118)            --             --
Contract terminations:
  Surrender benefits and contract charges           (297,229)       (28,396)      (335,067)       (25,802)       (20,202)
  Death benefits                                     (28,304)            --        (25,390)        (5,911)        (1,868)
                                                     -------                       -------         ------         ------
Increase (decrease) from contract transactions     4,222,061        577,836      2,994,909      1,206,327        922,567
                                                   ---------        -------      ---------      ---------        -------

Net assets at beginning of year                    3,374,186        259,265      4,712,728         72,048         58,546
                                                   ---------        -------      ---------         ------         ------
Net assets at end of year                        $ 7,553,609      $ 858,800    $ 8,564,185    $ 1,465,483    $ 1,004,195
                                                 ===========      =========    ===========    ===========    ===========

Accumulation unit activity
Units outstanding at beginning of year             2,543,718        231,256      2,944,208         68,572         57,468
Contracts purchase payments                        3,245,320        635,551      2,000,537        965,321        768,632
Net transfers2                                       183,324        (79,775)       (16,062)       108,613         65,124
Contract terminations:
  Surrender benefits and contract charges           (262,248)       (37,731)      (229,369)       (29,255)       (24,010)
  Death benefits                                     (21,199)            --        (14,848)        (4,928)        (1,658)
                                                     -------          -----        -------         ------         ------
Units outstanding at end of year                   5,688,915        749,301      4,684,466      1,108,323        865,556
                                                   =========        =======      =========      =========        =======


                                                      EVA            EPG1         Combined
                                                                                  Variable
Operations                                                                         Account
Investment income (loss) - net                      $ 90,940         $ (411)      $ 91,117
Net realized gain (loss) on investments                  478             --           (118)
Net change in unrealized appreciation or
depreciation of investments                          262,764         12,839        298,693
                                                     -------         ------        -------
Net increase (decrease) in net assets
resulting from operations                            354,182         12,428        389,692
                                                     =======         ======        =======

Contract transactions
Contract purchase payments                         1,616,894        217,969      2,706,125
Net transfers2                                       381,890         53,032        508,297
Annuity payments                                          --             --             --
Contract terminations:
  Surrender benefits and contract charges            (25,796)        (1,298)       (47,296)
  Death benefits                                      (5,952)            --         (7,820)
                                                      ------           ----         ------
Increase (decrease) from contract transactions     1,967,036        269,703      3,159,306
                                                   ---------        -------      ---------
Net assets at beginning of year                       67,757             --        126,303
                                                      ------                       -------
Net assets at end of year                        $ 2,388,975      $ 282,131    $ 3,675,301
                                                 ===========      =========    ===========

Accumulation unit activity
Units outstanding at beginning of year                65,875             --
Contracts purchase payments                        1,418,576        194,565
Net transfers2                                       327,920         45,511
Contract terminations:
  Surrender benefits and contract charges            (28,544)        (1,183)
  Death benefits                                      (4,926)            --
                                                      ------          -----
Units outstanding at end of year                   1,778,901        238,893
                                                   =========        =======

1For the period Oct. 5, 1998 (commencement of operations) to Dec. 31, 1998.
2Includes  transfer activity from (to) other subaccounts and transfers from (to)
American  Enterprise Life's fixed account.

See accompanying  notes to financial statements.


American  Enterprise  Variable  Annuity  Account  -  American  Express  Platinum
Variable Annuity(SM)

Notes to Financial Statements

1. ORGANIZATION

American Enterprise Variable Annuity Account (the Account) was established under
Indiana law on July 15, 1987 and the subaccounts are registered together as a single unit investment trust of American Enterprise Life Insurance Company
(American  Enterprise Life) under the Investment Company Act of 1940, as amended
(the 1940 Act). Operations of the Account commenced on Feb. 21, 1995.

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following mutual funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as diversified, open-end management investment companies and have the following investment managers.

Subaccount       Invests exclusively in shares of                                  Investment Manager
ESI              AXP SM Variable Portfolio-- Bond Fund                             IDS Life Insurance Company 1
EMS              AXP SM Variable Portfolio-- Cash Management Fund                  IDS Life Insurance Company 1
EIA              AXPSM Variable Portfolio-- Extra Income Fund                      IDS Life Insurance Company 1
EMG              AXPSM Variable Portfolio-- Managed Fund                           IDS Life Insurance Company 1
EGD              AXPSM Variable Portfolio-- New Dimensions Fund(R)                 IDS Life Insurance Company 1
ECA              AIM V.I. Capital Appreciation Fund                                A I M Advisors, Inc.
EIN              AIM V.I. International Equity Fund                                A I M Advisors, Inc.
EVA              AIM V.I. Value Fund                                               A I M Advisors, Inc.
EDS              Dreyfus VIF Disciplined Stock Portfolio                           The Dreyfus Corporation
ECO              Dreyfus VIF Small Company Stock Portfolio                         The Dreyfus Corporation
ESR              The Dreyfus Socially Responsible Growth Fund, Inc.                The Dreyfus Corporation2
EGS              Oppenheimer Global Securities Fund/VA                             OppenheimerFunds, Inc.
EGC              Oppenheimer Main Street Growth & Income Fund/VA                   OppenheimerFunds, Inc.
EST              Oppenheimer Strategic Bond Fund/VA                                OppenheimerFunds, Inc.
EPG              Putnam VT Growth and Income Fund - Class IB Shares                Putnam Investment Management, Inc.
EPI              Putnam VT International Growth and Income Fund - Class IB         Putnam Investment Management, Inc.
                 Shares
EPT              Putnam VT Vista Fund - Class IB Shares                            Putnam Investment Management, Inc
ECV              Wright Catholic Values Equity Investment Portfolio                Wright Investors' Service, Inc.
EIB              Wright International Blue Chip Portfolio                          Wright Investors' Service, Inc.
EBC              Wright Selected Blue Chip Portfolio                               Wright Investors' Service, Inc.

1 American Express Financial  Corporation  (AEFC) is the investment  advisor.
2 Dreyfus Corporation NCM is the subinvestment advisor.


The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by American Enterprise Life.

American Enterprise Life issues the contracts that are distributed by banks and financial institutions either directly or through a network of third-party marketers.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal Income Taxes

American Enterprise Life is taxed as a life insurance company. The Account is treated as part of American Enterprise Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account.

3. MORTALITY AND EXPENSE RISK FEE

American Enterprise Life makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account. The mortality and expense risk fee paid to American Enterprise Life is computed daily and is equal, on an annual basis, to 1.25% of the average daily net assets of the subaccounts.

4. ADMINISTRATIVE CHARGE

American Enterprise Life deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by American Enterprise Life such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses. This charge cannot be increased.

5. CONTRACT ADMINISTRATIVE CHARGE

American Enterprise Life deducts a contract administrative charge of $30 per year on each contract anniversary. This charge cannot be increased and does not apply after annuity payouts begin. American Enterprise Life does not expect to profit from this charge. This charge reimburses American Enterprise Life for expenses incurred in establishing and maintaining the annuity records. This charge is waived when the contract value is $50,000 or more on the current contract anniversary. The $30 annual charge is deducted at the time of any full withdrawal.

6. WITHDRAWAL CHARGE

American Enterprise Life will use a withdrawal charge to help it recover certain expenses relating to the sale of the annuity. The withdrawal charge is deducted for withdrawals up to the first seven payment years following a purchase payment. Charges by American Enterprise Life for withdrawals are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $479,554 in 1999 and $199,062 in 1998. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract withdrawal benefits paid by American Enterprise Life. This charge is waived if the withdrawal meets certain provisions as stated in the contract.

7. INVESTMENT IN SHARES

The subaccounts' investment in shares of the Funds as of Dec. 31, 1999 were as follows:

Subaccount      Investment                                                      Shares        NAV
ESI             AXP SM Variable Portfolio-- Bond Fund                        1,026,989     $10.54
EMS             AXP SM Variable Portfolio-- Cash Management Fund             1,110,224       1.00
EIA             AXP SM Variable Portfolio-- Extra Income Fund                      787       8.58
EMG             AXP SM Variable Portfolio-- Managed Fund                       626,098      19.82
EGD             AXP SM Variable Portfolio-- New Dimensions Fund(R)             161,401      22.86
ECA             AIM V.I. Capital Appreciation Fund                               2,275      35.58
EIN             AIM V.I. International Equity Fund                             186,185      29.29
EVA             AIM V.I. Value Fund                                            289,489      33.50
EDS             Dreyfus VIF Disciplined Stock Portfolio                          5,646      26.92
ECO             Dreyfus VIF Small Company Stock Portfolio                           69      16.69
ESR             The Dreyfus Socially Responsible Growth Fund, Inc.               3,876      39.07
EGS             Oppenheimer Global Securities Fund/VA                               42      33.41
EGC             Oppenheimer Main Street Growth and Income Fund/VA                1,515      24.63
EST             Oppenheimer Strategic Bond Fund/VA                               9,159       4.97
EPG             Putnam VT Growth and Income Fund - Class IB Shares             190,018      26.75
EPI             Putnam VT International Growth and Income Fund - Class IB Shares   467      15.22
EPT             Putnam VT Vista Fund - Class IB Shares                              68      20.65
ECV             Wright Catholic Values Equity Investment Portfolio                 104       9.97
EIB             Wright International Blue Chip Portfolio                           100      13.82
EBC             Wright Selected Blue Chip Portfolio                                 75      14.61

8. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares,  including reinvestment of dividend distributions, were as follows:
                                                                                                Year ended Dec. 31,
Subaccount       Investment                                                                     1999            1998
ESI              AXP SM Variable Portfolio - Bond Fund                                     $ 4,264,147     $ 4,647,272
EMS              AXP SM Variable Portfolio - Cash Management Fund                            3,721,067       1,567,312
EIA2             AXP SM Variable Portfolio - Extra Income Fund                                 359,305              --
EMG              AXP SM Variable Portfolio - Managed Fund                                    3,779,798       3,919,323
EGD              AXP SM Variable Portfolio - New Dimensions Fund(R)                          1,646,330       1,222,554
ECA2             AIM V.I. Capital Appreciation Fund                                             71,340              --
EIN              AIM V.I. International Equity Fund                                          3,114,926         937,757
EVA              AIM V.I. Value Fund                                                         5,993,303       2,077,208
EDS2             Dreyfus VIF Disciplined Stock Portfolio                                       148,479              --
ECO2             Dreyfus VIF Small Company Stock Portfolio                                       1,047              --
ESR2             The Dreyfus Socially Responsible Growth Fund, Inc.                            149,459              --
EGS2             Oppenheimer Global Securities Fund/VA                                           1,047              --
EGC2             Oppenheimer Main Street Growth and Income Fund/VA                              36,363              --
EST2             Oppenheimer Strategic Bond Fund/VA                                             45,429              --
EPG1             Putnam VT Growth and Income Fund - Class IB Shares                          5,266,904         269,558
EPI2             Putnam VT International Growth and Income Fund - Class IB Shares                6,951              --
EPT2             Putnam VT Vista Fund - Class IB Shares                                          1,142              --
ECV2             Wright Catholic Values Equity Investment Portfolio                              1,050              --
EIB2             Wright International Blue Chip Portfolio                                        1,047              --
EBC2             Wright Selected Blue Chip Portfolio                                             1,038              --
                                                                                                 -----           -----
                 Combined Variable Account                                                 $28,610,172     $14,640,984
                                                                                           ===========     ===========

1 Operations commenced on Oct. 5, 1998.
2 Operations commenced on Aug. 26, 1999.

9. YEAR 2000 (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of American Enterprise Life and the Account. All of the major systems used by American Enterprise Life and the Account are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. American Enterprise Life's and the Account's businesses are heavily dependent upon AEFC's computer systems and have significant interactions with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to American Enterprise Life and the Account, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of Dec. 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on American Enterprise Life's and the Account's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. At Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on American Enterprise Life's and the Account's business, results of operations, or financial condition as a result of the Year 2000 issue.

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION


REPORT OF INDEPENDENT AUDITORS

The Board of Directors
American Enterprise Life Insurance Company


We have audited the accompanying balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 1999 and 1998, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP
Ernst & Young LLP
February 3, 2000
Minneapolis, Minnesota

                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                  December 31,
                       ($ thousands, except share amounts)

ASSETS                                                              1999              1998
------                                                           -----------      -----------

Investments:
  Fixed maturities:
    Held to maturity, at amortized cost (fair value:
       1999, $984,103; 1998, $1,126,732)                          $1,006,349       $1,081,193
    Available for sale, at fair value (amortized cost:
       1999, $2,411,799; 1998, $2,526,712)                         2,304,487        2,594,858
                                                                 -----------      -----------
                                                                   3,310,836        3,676,051

  Mortgage loans on real estate                                      785,253          815,806
  Other investments                                                   11,470           12,103
                                                                 -----------      -----------
          Total investments                                        4,107,559        4,503,960

Accounts receivable                                                      316              214
Accrued investment income                                             56,676           61,740
Deferred policy acquisition costs                                    180,288          196,479
Deferred income taxes                                                 37,501               --
Other assets                                                               9               43
Separate account assets                                              220,994          123,185
                                                                 -----------      -----------

          Total assets                                            $4,603,343       $4,885,621
                                                                  ==========       ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Future policy benefits for fixed annuities                      $3,921,513       $4,166,852
  Policy claims and other policyholders' funds                        12,097            7,389
  Deferred income taxes                                                   --           23,199
  Amounts due to brokers                                              25,215           54,347
  Other liabilities                                                   17,436           24,500
  Separate account liabilities                                       220,994          123,185
                                                                 -----------      -----------
          Total liabilities                                        4,197,255        4,399,472

Stockholder's equity:
  Capital stock, $100 par value per share;
    100,000 shares authorized,
    20,000 shares issued and outstanding                               2,000            2,000
  Additional paid-in capital                                         282,872          282,872
  Accumulated other comprehensive (loss) income:
     Net unrealized securities (losses) gains                        (69,753)          44,295
  Retained earnings                                                  190,969          156,982
                                                                 -----------      -----------
          Total stockholder's equity                                 406,088          486,149
                                                                 -----------      -----------

Total liabilities and stockholder's equity                        $4,603,343       $4,885,621
                                                                  ==========       ==========

                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                            Years ended December 31,
                                  ($ thousands)

                                                            1999              1998             1997
                                                          ---------         ---------        ---------

Revenues:
  Net investment income                                    $322,746          $340,219         $332,268
  Contractholder charges                                      6,069             6,387            5,688
  Mortality and expense risk fees                             2,269             1,275              641
  Net realized gain (loss) on investments                     6,565            (4,788)            (509)
                                                          ---------         ---------        ---------

          Total revenues                                    337,649           343,093          338,088
                                                          ---------         ---------        ---------

Benefits and expenses:
  Interest credited on investment contracts                 208,583           228,533          231,437
  Amortization of deferred policy acquisition costs          43,257            53,663           36,803
  Other operating expenses                                   35,147            24,476           24,890
                                                          ---------         ---------        ---------

          Total benefits and expenses                       286,987           306,672          293,130
                                                          ---------         ---------        ---------

Income before income taxes                                   50,662            36,421           44,958

Income taxes                                                 16,675            14,395           16,645
                                                          ---------         ---------        ---------

Net income                                                $  33,987         $  22,026        $  28,313
                                                          =========         =========        =========

                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDER'S EQUITY
                       Three years ended December 31, 1999
                                  ($ thousands)

                                                                                                   Accumulated
                                                                                                     Other
                                                         Total                      Additional    Comprehensive
                                                     Stockholder's     Capital       Paid-In      (Loss) Income,     Retained
                                                         Equity         Stock         Capital        Net of Tax       Earnings
                                                     -------------    --------    ------------    ------------    -------------
Balance, December 31, 1996                               $363,858       $2,000       $242,872        $ 12,343        $106,643
Comprehensive income:
     Net income                                            28,313           --             --              --          28,313
      Unrealized holding gains arising
           during the year, net of  taxes of
        ($19,891)                                          36,940           --             --          36,940              --
      Reclassification adjustment for losses
           included in net income, net of tax
           of ($126)                                          233           --             --             233              --
                                                     -------------                                ------------
     Other comprehensive income                            37,173           --             --          37,173              --
                                                     -------------
     Comprehensive income                                  65,486
Capital contribution from IDS Life                         40,000           --         40,000              --              --
                                                     -------------    --------    ------------    ------------    -------------

Balance, December 31, 1997                                469,344        2,000        282,872          49,516         134,956
Comprehensive income:
     Net income                                            22,026           --             --              --          22,026
     Unrealized holding losses arising
          during the year, net of taxes of $3,400          (6,314)          --             --          (6,314)             --
       Reclassification adjustment for losses
           included in net income, net of tax
           of ($588)                                        1,093           --             --           1,093              --
                                                     -------------                                ------------
     Other comprehensive loss                              (5,221)          --             --          (5,221)             --
                                                     -------------
     Comprehensive income                                  16,805
                                                     -------------    --------    ------------    ------------    -------------

Balance, December 31, 1998                                486,149        2,000        282,872          44,295         156,982
Comprehensive loss:
     Net income                                            33,987           --             --              --          33,987
     Unrealized holding losses arising
         during the year, net of taxes of $(59,231)      (110,001)          --             --        (110,001)             --
     Reclassification adjustment for gains
          included in net income, net of tax               (4,047)                                     (4,047)             --
          of $(2,179)                                -------------                                ------------
     Other comprehensive loss                            (114,048)          --             --        (114,048)             --
                                                     -------------
     Comprehensive loss                                   (80,061)
                                                     -------------    --------    ------------    ------------    -------------

Balance, December 31, 1999                               $406,088       $2,000       $282,872        $(69,753)       $190,969
                                                     =============    ========    ============    ============    =============


                                         See accompanying notes.

                                AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                         STATEMENTS OF CASH FLOWS
                                         Years ended December 31,
                                              ($ thousands)
                                                                      1999          1998          1997
                                                                   -----------   -----------   -----------
Cash flows from operating activities:
  Net income                                                       $   33,987    $   22,026    $   28,313
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
      Change in accrued investment income                               5,064        (2,152)       (8,017)
      Change in accounts receivable                                      (102)          349         9,304
      Change in deferred policy acquisition costs, net                 16,191        28,022       (21,276)
      Change in other assets                                               34            74         4,840
      Change in policy claims and other policyholders' funds            4,708        (3,939)      (16,099)
      Deferred income tax (benefit) provision                             711        (9,591)       (2,485)
      Change in other liabilities                                      (7,064)        7,595         1,255
      Amortization of premium (accretion of discount), net              2,315           122        (2,316)
      Net realized (gain) loss on investments                          (6,565)        4,788           509
      Other, net                                                      (1,562)         2,544           959
                                                                   -----------   -----------   -----------

         Net cash provided by (used in) operating activities           47,717        49,838        (5,013)

Cash flows from investing activities:
    Fixed maturities held to maturity:
        Purchases                                                          --            --        (1,996)
        Maturities                                                     65,705        73,601        41,221
        Sales                                                           8,466        31,117        30,601
    Fixed maturities available for sale:
        Purchases                                                    (593,888)     (298,885)     (688,050)
        Maturities                                                    248,317       335,357       231,419
        Sales                                                         469,126        48,492        73,366
    Other investments:
        Purchases                                                     (28,520)     (161,252)     (199,593)
        Sales                                                          57,548        78,681        29,139
    Change in amounts due to brokers                                  (29,132)       19,412       (53,796)
                                                                   -----------   -----------   ------------

          Net cash provided by (used in) investing activities         197,622       126,523      (537,689)

Cash flows from financing activities:
 Activity related to investment contracts:
    Considerations received                                           299,899       302,158       783,339
    Surrenders and other benefits                                    (753,821)     (707,052)     (552,903)
    Interest credited to account balances                             208,583       228,533       231,437
    Capital contribution from parent                                       --            --        40,000
                                                                   -----------   -----------   -----------

          Net cash (used in) provided by financing activities        (245,339)     (176,361)      501,873
                                                                   -----------   -----------   -----------

Net decrease in cash and cash equivalents                                  --            --       (40,829)

Cash and cash equivalents at beginning of year                             --            --        40,829
                                                                   -----------   -----------   -----------

Cash and cash equivalents at end of year                           $       --    $       --    $      --
                                                                   ===========   ===========   ==========
                                         See accompanying notes.


1.   Summary of significant accounting policies

     Nature of business

     American Enterprise Life Insurance Company (the Company) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance business in 48 states. The Company's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and annual premium deferred annuities on both a fixed and variable dollar basis.
     Immediate annuities are offered as well.

     Basis of presentation

     The Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS
     Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 4).

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Investments

     Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive (loss) income, net of deferred income taxes.

     Realized investment gain or loss is determined on an identified cost basis.

     Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

     Mortgage loans on real estate are carried at amortized cost less an allowance for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

     Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in an allowance for mortgage loan losses. The allowance for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the allowance account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses.

     The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

     The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments.

     When evidence  indicates a decline,  which is other than temporary,  in the
     underlying  value  or  earning  power  of  individual   investments,   such
     investments are written down to the fair value by a charge to income.

     Statements of cash flows

     The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

     Supplementary information to the statements of cash flows for the years ended December 31, is summarized as follows:

                                        1999            1998           1997
                                        ----            -----          ----
    Cash paid during the year for:
      Income taxes                      $22,007        $19,035       $19,456
      Interest on borrowings              2,187          5,437         1,832

     Contractholder charges

     Contractholder   charges  include  surrender  charges  and  fees  collected regarding the issue and administration of annuity contracts.

     Deferred policy acquisition costs

     The costs of acquiring new business, principally sales compensation, policy issue costs, and certain sales expenses, have been deferred on annuity contracts. These costs are amortized using primarily the interest method.

     Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 1998, unlocking adjustments resulted in a net increase in amortization of $11 million. Net unlocking adjustments in 1999 and 1997 were not significant.

     Liabilities for future policy benefits

     Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

     Federal income taxes

     The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

     Included in other liabilities at December 31, 1999 and 1998 are $2,147 and $3,504, respectively, payable to IDS Life for federal income taxes.

     Separate account business

     The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

     The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

      Accounting changes

     American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use" became effective January 1, 1999. The SOP requires the capitalization of certain costs incurred after the date of adoption to develop or obtain software for internal use. Software utilized by the Company is owned by AEFC and capitalized by AEFC. As a result, the new rule did not have a material impact on the Company's results of operations or financial condition.

     Effective January 1, 1999, the Company adopted AICPA SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," providing guidance for the timing of recognition of liabilities related to guaranty fund assessments. The Company had historically carried balance in other liabilities on the balance sheet for potential guaranty fund assessment exposure. Adoption of the SOP did not have a material impact on the Company's results of operations or financial condition.

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. The ultimate financial effect of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

2.   Investments

     Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

     The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1999 are as follows:

                                                                   Gross           Gross
                                                Amortized        Unrealized       Unrealized        Fair
    Held to maturity                             Cost              Gains           Losses           Value
    ----------------                            ----------       --------         --------        ----------
    U.S. Government agency obligations          $    7,514       $     23         $    431        $    7,106
    State and municipal obligations                  3,002             44               --             3,046
    Corporate bonds and obligations                816,826          5,966           23,311           799,482
    Mortgage-backed securities                     179,007            296            4,834           174,469
                                                ----------       --------         --------        ----------
                                                $1,006,349       $  6,329         $ 28,576        $  984,103
                                                ==========       ========         ========        ==========

    Available for sale
    U.S. Government agency obligations          $    2,047   $         --         $     47        $    1,999
    State and municipal obligations                  2,250             --              190             2,060
    Corporate bonds and obligations              1,419,150          7,445           90,703         1,335,892
    Mortgage-backed securities                     988,352          1,929           25,746           964,536
                                                ------------     --------         --------        ----------
                                                $2,411,799       $  9,374         $116,686        $2,304,487
                                                ==========       ========         ========        ==========

     The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1998 are as follows:

                                                                   Gross           Gross
                                                 Amortized       Unrealized       Unrealized         Fair
    Held to maturity                               Cost            Gains           Losses            Value
    ----------------                            ----------       --------         --------        ----------
    U.S. Government agency obligations          $    8,652       $    423         $     --        $    9,075
    State and municipal obligations                  3,003            149               --             3,152
    Corporate bonds and obligations                877,140         48,822            6,670           919,292
    Mortgage-backed securities                     192,398          2,844               29           195,213
                                                ----------       --------         --------        ----------
                                                $1,081,193       $ 52,238         $  6,699        $1,126,732
                                                ==========       ========         ========        ==========

    Available for sale
    U.S. Government agency obligations          $    2,062       $    116         $     --        $    2,178
    Corporate bonds and obligations              1,472,814         69,990           34,103         1,508,701
    Mortgage-backed securities                   1,051,836         32,232               89         1,083,979
                                                ----------       --------         --------        ----------
                                                $2,526,712       $102,338          $34,192        $2,594,858
                                                ==========       ========          =======        ==========

     The amortized cost and fair value of investments in fixed maturities at December 31, 1999 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized            Fair
    Held to maturity                              Cost             Value

    Due in one year or less                    $    26,214        $   26,334
    Due from one to five years                     412,533           408,638
    Due from five to ten years                     331,187           320,146
    Due in more than ten years                      57,408            54,516
    Mortgage-backed securities                     179,007           174,469
                                             -------------     -------------
                                               $ 1,006,349        $  984,103
                                               ===========      ============

                                               Amortized            Fair
    Available for sale                            Cost             Value

    Due in one year or less                    $    46,937        $   47,236
    Due from one to five years                      75,233            73,525
    Due from five to ten years                   1,037,001           980,633
    Due in more than ten years                     264,276           238,557
    Mortgage-backed securities                     988,352           964,536
                                              ------------      ------------
                                                $2,411,799        $2,304,487

     During the years ended December 31, 1999, 1998 and 1997, fixed maturities classified as held to maturity were sold with amortized cost of $8,466, $31,117 and $29,561, respectively. Net gains and losses on these sales were not significant. The sales of these fixed maturities were due to significant deterioration in the issuers' creditworthiness.

     In addition, fixed maturities available for sale were sold during 1999 with proceeds of $469,126 and gross realized gains and losses of $10,374 and $4,147 respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $48,492 and gross realized gains and losses of $2,835 and $4,516, respectively. Fixed maturities available for sale were sold during 1997 with proceeds of $73,366 and gross realized gains and losses of $1,081 and $1,440, respectively.

     At December 31, 1999, bonds carried at $3,277 were on deposit with various states as required by law.

     At December 31, 1999, investments in fixed maturities comprised 81 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $486 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

           Rating                                    1999             1998
    ----------------------                       -----------       -----------
    Aaa/AAA                                       $1,168,144        $1,242,301
    Aa/AA                                             42,859            45,526
    Aa/A                                              52,416            60,019
    A/A                                              422,668           422,725
    A/BBB                                            189,072           228,656
    Baa/BBB                                          995,152         1,030,874
    Baa/BB                                            64,137            79,687
    Below investment grade                           483,700           498,117
                                                ------------      ------------
                                                  $3,418,148        $3,607,905

     At December 31, 1999, approximately 94 percent of the securities rated Aaa/AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than one percent of the Company's total investments in fixed maturities.

     At December 31, 1999, approximately 19 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                               December 31, 1999                        December 31, 1998
                                         -------------------------------       --------------------------------
                                          On Balance         Commitments         On Balance         Commitments
    Region                                   Sheet           to Purchase           Sheet            to Purchase
    ----------------------------------   -----------         -----------        ----------          -----------
    South Atlantic                          $194,325         $        --          $198,552             $    651
    Middle Atlantic                          118,699                  --           129,284                  520
    East North Central                       126,243                  --           134,165                2,211
    Mountain                                 103,751                  --           113,581                   --
    West North Central                       125,891                 513           119,380                9,626
    New England                               43,345                 802            46,103                   --
    Pacific                                   41,396                  --            43,706                   --
    West South Central                        31,153                  --            32,086                   --
    East South Central                         7,100                  --             7,449                   --
                                         -----------        ------------       -----------         ------------
                                             791,903               1,315           824,306               13,008
    Less allowance for losses                  6,650                  --             8,500                   --
                                         -----------        ------------       -----------         ------------
                                            $785,253            $  1,315          $815,806              $13,008
                                            ========            ========          ========              =======


2.   Investments (continued)
                                               December 31, 1999                       December 31, 1998
                                          ------------------------------         ------------------------------
                                          On Balance         Commitments         On Balance         Commitments
              Property type                  Sheet            to Purchase          Sheet            to Purchase
                                          ----------      --------------        ----------         ------------
    Department/retail stores                $232,449        $     1,315           $253,380            $     781
    Apartments                               181,346                 --            186,030                2,211
    Office buildings                         202,132                 --            206,285                9,496
    Industrial buildings                      83,186                 --             82,857                  520
    Hotels/Motels                             43,839                 --             45,552                   --
    Medical buildings                         32,284                 --             33,103                   --
    Nursing/retirement homes                   6,608                 --              6,731                   --
    Mixed Use                                 10,059                 --             10,368                   --
                                          ----------      --------------        ----------         ------------
                                             791,903              1,315            824,306               13,008
    Less allowance for losses                  6,650                 --              8,500                   --
                                         -----------      --------------       -----------         ------------
                                            $785,253         $    1,315           $815,806              $13,008
                                            ========         ==========           ========              =======

     Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

     At December 31, 1999, the Company's recorded investment in impaired loans was $5,200 with an allowance of $1,250. At December 31, 1998, the Company's recorded investment in impaired loans was $1,932 with an allowance of $500. During 1999 and 1998, the average recorded investment in impaired loans was $5,399 and $2,736, respectively.

     The Company recognized $136, $251 and $nil of interest income related to impaired loans for the years ended December 31, 1999, 1998 and 1997, respectively.

     The following table presents changes in the allowance for investment losses related to all loans:

                                                     1999        1998         1997
                                                     ----        ----         ----
    Balance, January 1                               $8,500      $3,718       $2,370
    Provision (reduction) for investment losses      (1,850)      4,782        1,805
    Loan payoffs                                         --          --         (457)
                                                     ------   ---------      -------
    Balance, December 31                             $6,650      $8,500       $3,718
                                                     ======      ======       ======

     Net investment income for the years ended December 31 is summarized as follows:

                                                     1999         1998        1997
                                                     -----        -----       ----
    Interest on fixed maturities                   $265,199    $285,260     $278,736
    Interest on mortgage loans                       63,721      65,351       55,085
    Interest on cash equivalents                        534         137          704
    Other                                            (1,755)     (2,493)       1,544
                                                   ---------- ----------   ----------
                                                    327,699     348,255      336,069
    Less investment expenses                          4,953       8,036        3,801
                                                   ---------  ----------   ----------
                                                   $322,746    $340,219     $332,268
                                                   ========    ========     ========

     Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                                      1999        1998         1997
                                                      ----        ----         ----
    Fixed maturities                               $  6,534     $   863      $ 1,638
    Mortgage loans                                   (1,650)     (4,816)      (1,348)
    Other investments                                (1,819)       (835)        (799)
                                                   ---------   --------      -------
                                                   $  3,065     $(4,788)     $  (509)
                                                   =========    =======      =======

     Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                                      1999       1998         1997
                                                     -----        -----       ----
    Fixed maturities available for sale           $(175,458)    $(8,032)     $57,188

3.    Income taxes

     The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

     The income tax expense (benefit) for the years ended December 31, consists of the following:

                                                     1999         1998        1997
                                                     ----         ----        ----
    Federal income taxes:
      Current                                      $ 15,531    $ 23,227      $17,668
      Deferred                                          711      (9,591)      (2,485)
                                                   --------    --------      -------
                                                     16,242      13,636       15,183

    State income taxes-current                          433         759        1,462
                                                   --------    --------      -------
    Income tax expense                             $ 16,675    $ 14,395      $16,645
                                                   ========    ========      =======

     Increases (decreases) to the federal income tax provision applicable to pretax income based on the statutory rate, for the years ended December 31, are attributable to:

                                                       1999                      1998                     1997
                                               ------------------       ------------------       ---------------------
                                               Provision    Rate        Provision    Rate        Provision       Rate
                                               ---------    -----       ---------    -----       ---------       -----
     Federal income taxes based
       on the statutory rate                    $17,731     35.0%         $13,972    35.0%        $15,735        35.0%
     Increases (decreases) are
      attributable to:
         Tax-excluded interest                      (14)      --              (35)   (0.1)            (41)       (0.1)
         State tax, net of federal benefit          281      0.5              493     1.2             956         2.1
         Reduction of mortgage loss
           reserve                               (1,225)    (2.4)              --       --             --          --
      Other, net                                    (98)    (0.2)             (35)       --            (5)         --
                                                 ------    -----         --------    ------          ----      ------
      Total income taxes                        $16,675     32.9 %        $14,395    36.1%        $16,645        37.0%
                                                =======     =====         =======    ====         =======        ====

     Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

    Deferred income tax assets:                             1999          1998
                                                          -------       -------
    Policy reserves                                        $46,243      $51,298
    Unrealized losses on investments                        39,678           --
    Other                                                    1,070        2,214
                                                          --------     --------
         Total deferred income tax assets                   86,991       53,512
                                                          --------     --------

    Deferred income tax liabilities:
    Deferred policy acquisition costs                       49,490       52,908
    Unrealized gains on investments                             --       23,803
                                                          --------     --------
         Total deferred income tax liabilities              49,490       76,711
                                                          --------     --------
         Net deferred income tax assets (liabilities)      $37,501     ($23,199)
                                                           =======     ========

     The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

4.   Stockholder's equity

     Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $58,223 and $45,716 as of December 31, 1999 and 1998, respectively. In addition, dividends in excess of $15,241 would require approval by the Insurance Department of the state of Indiana.

     Statutory net income and stockholder's equity as of December 31, are summarized as follows:

                                           1999           1998             1997
                                        ---------      ---------        -------
    Statutory net income                  $ 15,241       $ 37,902      $ 23,589
    Statutory stockholder's equity         343,094        330,588       302,264

5.   Related party transactions

     The Company has purchased interest rate floors from IDS Life and entered into an interest rate swap with IDS Life to manage its exposure to interest rate risk. The interest rate floors had a carrying amount of $8,258 and $6,651 at December 31, 1999 and 1998, respectively. The interest rate swap is an off balance sheet transaction.

     The Company has no employees. Charges by IDS Life for services and use of other joint facilities aggregated $38,931, $28,482 and $24,535 for the years ended December 31, 1999, 1998 and 1997, respectively. Certain of these costs are included in deferred policy acquisition costs.

6.   Lines of credit

     The Company has an available line of credit with AEFC aggregating $50,000. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 1999 or 1998.

7.   Derivative financial instruments

     The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

     Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

     Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

     Credit risk related to interest rate caps and floors is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

     The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

     The Company's holdings of derivative financial instruments are as follows:

                                            Notional         Carrying            Fair         Total Credit
    December 31, 1999                        Amount            Amount            Value          Exposure
    -----------------                       --------         --------           ------        ------------
      Assets:
    Interest rate caps                     $  900,000         $  3,212         $  4,437          $  4,437
        Interest rate floors                2,000,000            8,258            2,251             2,251
     Off balance sheet assets:
        Interest rate swaps                 2,000,000               --           18,274            18,274
                                                             ---------         --------          --------
                                                               $11,470          $24,962           $24,962
                                                               =======          =======           =======


7.   Derivative financial instruments (continued)

                                            Notional         Carrying            Fair         Total Credit
    December 31, 1998                        Amount            Amount            Value           Exposure
    -----------------                       --------         --------           ------        ------------
      Assets:
        Interest rate caps                 $  900,000         $  5,452         $  1,518          $  1,518
        Interest rate floors                1,000,000            6,651           17,798            17,798
      Off balance sheet liabilities:
        Interest rate swaps                 1,000,000               --          (33,500)               --
                                                             ---------        ----------         --------
                                                               $12,103        ($ 14,184)          $19,316
                                                               =======        ===========         =======

     The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. All interest rate caps, floors and swaps will expire on various dates from 2000 to 2006.

     Interest rate caps, floors and swaps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

8.   Fair values of financial instruments

     The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair value of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                December 31,
                                                                    1999                          1998
                                                         --------------------------      --------------------------
                                                         Carrying          Fair          Carrying         Fair
    Financial Assets                                      Amount          Value           Amount          Value
    ----------------                                     ----------       ---------      ----------      ----------
    Investments:
    Fixed maturities (Note 2):
       Held to maturity                                  $1,006,349        $984,103      $1,081,193      $1,126,732
       Available for sale                                 2,304,487       2,304,487       2,594,858       2,594,858
    Mortgage loans on real estate (Note 2)                  785,253         770,095         815,806         874,064
    Derivative financial instruments (Note 7)                11,470          24,962          12,103          19,316
    Separate account assets (Note 1)                        220,994         220,994         123,185         123,185

    Financial Liabilities
    Future policy benefits for fixed annuities           $3,905,849      $3,778,945      $4,152,059      $4,000,789
    Separate account liabilities                            220,994         209,942         123,185         115,879
    Derivative financial instruments (Note 7)                    --              --              --          33,500

     At December 31, 1999 and 1998, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $15,633 and $14,793, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1999 and 1998.

     The fair values of deferred annuities and separate account liabilities are estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1999 and 1998.

9.   Commitments and contingencies

     In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits. The Company had been named as a co-defendant in one of these lawsuits. It is expected the settlement will provide $215 million of benefits to more than 2 million participants. The agreement in principle to settle also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies including a definitive agreement and court approval. The portion of the settlement allocated to the Company did not have a material impact on the Company's financial position or results from operations.

10. YEAR 2000 ISSUE (unaudited)

     The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company. All of the major systems used by the Company are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. The Company's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

     A comprehensive review of AEFC's computer systems and business processes, including those specific to the Company, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of December 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of December 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on the Company's operations.

     AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. At December 31, 1999, these plans had been amended to include specific Year 2000 considerations.

     In assessing its Year 2000 initiatives and the results of actual production since January 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on the Company's business, results of operations, or financial condition as a result of the Year 2000 issue.